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                          REGISTRATION RIGHTS AGREEMENT



                                       FOR



                                UCAP INCORPORATED



                                   DATED AS OF

                                NOVEMBER 24, 2003



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                          REGISTRATION RIGHTS AGREEMENT

         REGISTRATION RIGHTS AGREEMENT, dated as of November 24, 2003 among UCAP Incorporated, a Colorado corporation (the "Company") and those Persons listed on
Schedule I under the heading Common Stockholders (each a "Common Stockholder" and, collectively, the "Common Stockholders"). Capitalized terms used herein without definition are defined in Section 1.

1.       DEFINITIONS

         For purposes of this Agreement, the following terms shall have the following respective meanings:

         "Affiliate" means a person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, the Person specified.

         "Board" means the Board of Directors of the Company.

         "Common Stock" means the Company's Common Stock, par value $0.001 per share.

         "Commission" means the Securities and Exchange Commission.

         "Exchange Act" means the Securities Exchange Act of 1934, as amended, or any successor federal statute, and the rules and regulations thereunder which shall be in effect at the time.

         "NASD" means National Association of Securities Dealers, Inc.

         "Person" means an individual, corporation, partnership, limited liability company, joint venture, association, trust or other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.

         "Registrable Securities" means the shares of Common Stock (or any successor class of common stock) beneficially owned (within the meaning of
Section 13d-3 of the Exchange Act) by the Common Stockholders. As to any particular Registrable Securities, such securities shall cease to be Registrable Securities when (i) a registration statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities shall have been disposed of in accordance with such registration statement, (ii) they shall have been sold to the public pursuant to Rule 144 under the Securities Act, (iii) they shall have been otherwise transferred or
(iv) they shall have ceased to be outstanding.

         "Registration Expenses" means all reasonable expenses incident to the Company's performance of or compliance with Section 2 and Section 3, including, without limitation, (i) registration, filing and NASD fees, (ii) fees and expenses of complying with securities or blue sky laws, (iii) fees and expenses associated with listing securities on an exchange, (iv) word processing, duplicating and printing expenses, (v) messenger and delivery expenses, (vi) fees and disbursements of counsel for the Company and of its independent public accountants, including the expenses of any special audits or "cold comfort" letters, (vii) reasonable fees and disbursements of any one counsel retained by


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the sellers of Registrable Securities,  which counsel shall be designated by the
Common Stockholders, and (viii) any fees and disbursements of underwriters customarily paid by issuers or sellers of securities, but excluding underwriting discounts and commissions and transfer taxes, if any.

         "Securities Act" means the Securities Act of 1933, as amended, or any successor federal statute, and the rules and regulations thereunder which shall be in effect at the time.

2.       REGISTRATIONS UPON REQUEST.

         2.1      REQUESTS BY THE COMMON STOCKHOLDERS.

                  (a) At any time following the date of execution of this Agreement, a majority in interest (based on the number of shares of Common Stock held) of the Common Stockholders (the "Requesting Common Stockholders") shall have the right in the aggregate to make one (1) request per year for the Company to effect the registration under the Securities Act of any or all of the then outstanding Registrable Securities owned by the Requesting Common Stockholders, such request to specify the intended method or methods of disposition thereof. Upon any such request, the Company will use its best efforts to effect the prompt registration under the Securities Act of the Registrable Securities which the Company has been so requested to register by the Requesting Common Stockholders.

                  (b) A request made by the Requesting Common Stockholders shall not be counted for purposes of the request limitation set forth above
         (I) if the Requesting Common Stockholders determine in their good faith judgment to withdraw the proposed registration of any Registrable Securities requested to be registered pursuant to this Section 2.1 due to marketing or regulatory reasons, (II) the registration statement relating to any such request is not declared effective within 90 days of the date such registration statement is first filed with the Commission, (III) if, within 180 days after the registration relating to any such request has become effective, such registration is interfered with by any stop order, injunction or other order or requirement of the Commission or other governmental agency or court for any reason and the Company fails to have such stop order, injunction or other order or requirement removed, withdrawn or resolved to the Requesting Common Stockholders' reasonable satisfaction within 30 days,
         (IV) the conditions to closing specified in the purchase agreement or underwriting agreement entered into in connection with the registration relating to any such request are not satisfied (other than as a result of a default or breach thereunder by any Common Stockholder) or (V) if more than 10% of the Registrable Securities requested by the Requesting Common Stockholders to be included in the registration are not so included pursuant to Section 2.5.

                  (c) Upon any such request, the Company will promptly, but in any event within 15 days, give written notice of such request to all holders of Registrable Securities and thereupon the Company will, subject to Section 2.5, use its best efforts to effect the prompt registration under the Securities Act of:

                           (i) the Registrable  Securities which the Company has
                  been so requested to register by the Requesting Common Stockholders, and


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                           (ii)  all  other  Registrable  Securities  which  the
                  Company has been requested to register by the holders thereof by written request given to the Company within 20 days after the giving of such written notice by the Company,

         all to the extent required to permit the disposition of the Registrable Securities so to be registered in accordance with the intended method or methods of disposition of each seller of such Registrable Securities.

         2.2      S-3 REGISTRATION RIGHTS.

                  (a) In addition to the registration rights under Section 2.1 hereof, if the Company is at any time eligible to register Registrable Securities on Form S-3 (or any successor form thereto) promulgated pursuant to the Securities Act, then any of the Requesting Common Stockholders, shall be entitled to request that the Company register Registrable Securities on their behalf on such form, at any time and from time to time, subject to any limitations set forth below, so long as such request seeks the registration of Registrable Securities which have an anticipated aggregate offering price of at least $500,000. Upon any such request, the Company will use its best efforts to effect the prompt registration on said Form S-3 (or such successor form thereto) of the Registrable Securities which the Company has been so requested to register.

                  (b) Upon any request made in accordance with the above-described provisions, the Company will promptly, but in any event within 15 days, give written notice of such request to all holders of Registrable Securities and thereupon the Company will, subject to
         Section 2.5, use its best efforts to effect the prompt registration under the Securities Act of:

                           (i) the Registrable  Securities which the Company has
                  been so requested to register by the Requesting Common Stockholders, and

                           (ii) all other Registrable Securities which the Company has been requested to register by the holders thereof by written request given to the Company within 20 days after the giving of such written notice by the Company, all to the extent required to permit the disposition of the Registrable Securities so to be registered in accordance with the intended method or methods of disposition of each seller of such Registrable Securities.

         2.3      REGISTRATION STATEMENT FORM.

         Each registration requested pursuant to Section 2.1 shall be effected by the filing of a registration statement on a form agreed to by the Requesting Common Stockholders.

         2.4      EXPENSES.

         The Company will pay all Registration Expenses in connection with any registrations requested under Sections 2.1 and 2.2 PROVIDED (a) that any seller thereunder shall pay all Registration Expenses to the extent required to be paid by such seller under applicable law, and (b) that underwriting commissions, if any, related to a registration requested under Sections 2.1 and 2.2 shall be


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paid  PRO  RATA  by  the  Persons   selling   Registrable   Securities  in  such
registration, based on the number of shares of Registrable Securities being sold.

         2.5      PRIORITY IN DEMAND REGISTRATIONS.

         If a registration pursuant to Section 2.1 or Section 2.2 involves an underwritten offering, and the managing underwriter (or, in the case of an offering which is not underwritten, an investment banker) shall advise the Company or the initiating stockholder(s) in writing (with a copy to the Company and each Person requesting registration of Registrable Securities) that, in its opinion, the number of securities requested and otherwise proposed to be included in such registration exceeds the number which can be sold in such offering, the Company will include in such registration to the extent of the number which the Company is so advised can be sold in such offering in the case of a registration pursuant to Section 2, the Registrable Securities of the Common Stockholders requested to be included in such registration, PRO RATA, among all such holders, on the basis of the number of Registrable Securities owned by such holders.

3.       INCIDENTAL REGISTRATIONS.

         If the Company at any time proposes to register any of its equity securities under the Securities Act (other than pursuant to Section 2 hereof or a registration on Form S-4 or S-8 or any successor form), and the registration form to be used may be used for the registration of Registrable Securities, it will give prompt written notice to all holders of Registrable Securities of its intention to do so. Upon the written request of any such holder made within 30 days after the receipt of any such notice (which request shall specify the number of Registrable Securities intended to be disposed of by such holder and the intended method or methods of disposition thereof), the Company will use its best efforts to effect the registration under the Securities Act of all such Registrable Securities in accordance with such intended method or methods of disposition, PROVIDED that:

                  (a) if, at any time after giving written notice of its intention to register any equity securities and prior to the effective date of the registration statement filed in connection with such registration, the Company shall determine for any reason not to register such equity securities, the Company may, at its election, give written notice of such determination to each holder of Registrable Securities and, thereupon, shall not be obligated to register any Registrable Securities in connection with such registration (but shall nevertheless pay the Registration Expenses in connection therewith), without prejudice, however, to the rights of the Requesting Common Stockholders to request that a registration be effected under Section
         2.1 or 2.2; and

                  (b) if a registration pursuant to this Section 3 involves an underwritten offering, and the managing underwriter (or, in the case of an offering that is not underwritten, an investment banker) shall advise the Company in writing (with a copy to each holder of Registrable Securities requesting registration thereof) that, in its opinion, the number of securities requested and otherwise proposed to be included in such registration exceeds the number which can be sold in such offering, the Company will include in such registration to the extent of the number which the Company is so advised can be sold in such offering, FIRST, the securities if any, being sold by the Company,



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         and  SECOND,  the  Registrable  Securities  of the Common  Stockholders
         requested to be included in such registration, PRO RATA, among all such holders, on the basis of the number of Registrable Securities owned by such holders.

         The Company will pay all Registration Expenses in connection with each registration of Registrable Securities requested pursuant to this Section 3. No registration effected under this Section 3 shall relieve the Company from its obligation to effect registrations under Section 2.

4.       REGISTRATION PROCEDURES.

         If and whenever the Company is required to use its best efforts to effect the registration of any Registrable Securities under the Securities Act as provided in Sections 2 and 3, the Company will promptly:

                  (a) prepare, and within 60 days thereafter file with the Commission, a registration statement with respect to such Registrable Securities, make all required filings with the NASD and use best efforts to cause such registration statement to become effective as soon as practicable;

                  (b) prepare and promptly file with the Commission such amendments and post-effective amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for so long as is required to comply with the provisions of the Securities Act and to complete the disposition of all securities covered by such registration statement in accordance with the intended method or methods of disposition thereof, but in no event for a period of more than six months after such registration statement becomes effective;

                  (c) furnish copies of all documents proposed to be filed with the Commission in connection with such registration to (I) in the case of a registration pursuant to Section 2.1 (a "COMMON REGISTRATION"), one counsel selected by the Requesting Common Stockholders and approved by the Company (such approval not to be unreasonably withheld); or (II) in the case of a registration pursuant to Section 3, one counsel selected by the holders of at least 51% of the Registrable Securities proposed to be sold in connection with such registration (such holders, the "MAJORITY HOLDERS"), which documents will be subject to the review of such counsel and the Company shall not file any amendment and post-effective amendments or supplement to such registration statement or the prospectus used in connection therewith which relevant counsel and the Requesting Common Stockholders, in the case of a Common Registration, or the Majority Holders in the case of all other registrations pursuant to this Agreement, shall have reasonably objected in writing on the grounds that such amendment or supplement does not comply (explaining why) in all material respects with the requirements of the Securities Act or of the rules or regulations thereunder;

                  (d) furnish to each seller of Registrable Securities, without charge, such number of conformed copies of such registration statement and of each such amendment and supplement thereto (in each case including all exhibits and documents filed therewith) and such number of copies of the prospectus included in such registration statement (including each preliminary prospectus and any summary prospectus) and any other prospectus filed under Rule 424 under the Securities Act, in conformity with the requirements of the Securities Act, and such other


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         documents, as such seller may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such seller in accordance with the intended method or methods of disposition thereof;

                  (e) use its best efforts to register or qualify such Registrable Securities covered by such registration statement under the securities or blue sky laws of such jurisdictions as each seller shall reasonably request, and do any and all other acts and things which may be necessary or advisable to enable such seller to consummate the disposition of such Registrable Securities in such jurisdictions in accordance with the intended method or methods of disposition thereof, PROVIDED that the Company shall not for any such purpose be required to qualify generally to do business as a foreign corporation in any jurisdiction wherein it is not so qualified, subject itself to taxation in any jurisdiction wherein it is not so subject, or take any action which would subject it to general service of process in any jurisdiction wherein it is not so subject;

                  (f) use its best efforts to cause all Registrable Securities covered by such registration statement to be registered with or approved by such other governmental agencies or authorities as may be necessary by virtue of the business and operations of the Company to enable the seller or sellers thereof to consummate the disposition of such Registrable Securities in accordance with the intended method or methods of disposition thereof;

                  (g) furnish to each seller of Registrable Securities a signed counterpart, addressed to the sellers, of

                           (i) an opinion of counsel for the Company experienced
                  in securities law matters, dated the effective date of the registration statement (and, if such registration includes an underwritten public offering, the date of the closing under the underwriting agreement), and

                           (ii) a "comfort"  letter (unless the  registration is
                  pursuant to Section 3 and such a letter is not otherwise being furnished to the Company), dated the effective date of such registration statement (and if such registration includes an underwritten public offering, dated the date of the closing under the underwriting agreement), signed by the independent public accountants who have issued an audit report on the Company's financial statements included in the registration statement, covering such matters as are customarily covered in opinions of issuer's counsel and in accountants' letters delivered to the underwriters in underwritten public offerings of securities and such other matters as the Requesting Common Stockholders, in the case of a Common Registration, and the Majority Holders, in the case of all other registrations pursuant to this Agreement, may reasonably request;

                  (h) notify each seller of any Registrable Securities covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the Securities Act of the happening of any event or existence of any fact as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing, and, as promptly as is practicable,


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         prepare and furnish to such seller a  reasonable  number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing;

                  (i) otherwise use its best efforts to comply with all applicable rules and regulations of the Commission, and make available to its security holders, as soon as reasonably practicable, an earnings statement of the Company (in form complying with the provisions of Rule 158 under the Securities Act) covering the period of at least 12 months, but not more than 18 months, beginning with the first month after the effective date of the registration statement;

                  (j) notify each seller of any Registrable  Securities  covered by such registration statement (I) when the prospectus or any prospectus supplement or post-effective amendment has been filed, and, with respect to such registration statement or any post-effective amendment, when the same has become effective, (II) of any request by the Commission for amendments or supplements to such registration statement or to amend or to supplement such prospectus or for additional information after the effectiveness of such registration statement, (III) of the issuance by the Commission of any stop order suspending the effectiveness of such registration statement or the initiation of any proceedings for that purpose and (IV) of the suspension of the qualification of such securities for offering or sale in any jurisdiction, or of the institution of any proceedings for any of such purposes;

                  (k) use every reasonable effort to obtain the lifting of any stop order that might be issued suspending the effectiveness of such registration statement at the earliest possible moment;

                  (l) use its best efforts (I) to list such Registrable Securities on any securities exchange on which the equity securities of the Company are then listed, and (II) to provide a transfer agent and registrar for such Registrable Securities not later than the effective date of such registration statement;

                  (m) enter into such agreements and take such other actions as the sellers of Registrable Securities or the underwriters reasonably request in order to expedite or facilitate the disposition of such Registrable Securities, including, without limitation, preparing for, and participating in, such number of "road shows" and all such other customary selling efforts as the underwriters reasonably request in order to expedite or facilitate such disposition; and

                  (n) use its reasonable best efforts to take all other steps necessary to effect the registration of such Registrable Securities contemplated hereby.

         As a condition to its registration of Registrable Securities of any prospective seller, the Company may require each seller of any Registrable Securities as to which any registration is being effected to furnish to the Company such information regarding such seller, its ownership of Registrable Securities and the disposition of such Registrable Securities as the Company may from time to time reasonably request in writing and as shall be required by law


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in  connection  therewith.  Each such holder  agrees to furnish  promptly to the
Company all information required to be disclosed in order to make the information previously furnished to the Company by such holder not materially misleading.

         The Company agrees not to file or make any amendment to any registration statement with respect to any Registrable Securities, or any amendment of or supplement to the prospectus used in connection therewith, which refers to any seller of any Registrable Securities covered thereby by name, or otherwise identifies such seller as the holder of any Registrable Securities, without the consent of such seller, such consent not to be unreasonably withheld, unless such disclosure is required by law.

         By acquisition of Registrable Securities, each holder of such Registrable Securities shall be deemed to have agreed that upon receipt of any notice from the Company of the happening of any event of the kind described in
Section 4(h), such holder will promptly discontinue such holder's disposition of Registrable Securities pursuant to the registration statement covering such Registrable Securities until such holder's receipt of the copies of the supplemented or amended prospectus contemplated by Section 4(h). If so directed by the Company, each holder of Registrable Securities will deliver to the Company (at the Company's expense) all copies, other than permanent file copies, in such holder's possession of the prospectus covering such Registrable Securities at the time of receipt of such notice. In the event that the Company shall give any such notice, the period mentioned in Section 4(b) shall be extended by the number of days during the period from and including the date of the giving of such notice to and including the date when each seller of any Registrable Securities covered by such registration statement shall have received the copies of the supplemented or amended prospectus contemplated by
Section 4(h).

5.       UNDERWRITTEN OFFERINGS.

         5.1      UNDERWRITING AGREEMENT.

         If requested by the underwriters for any underwritten offering by holders of Registrable Securities pursuant to (I) a Common Registration or (II) any other registration pursuant to Section 3, the Company shall enter into an underwriting agreement with the underwriters for such offering, such agreement to be reasonably satisfactory in substance and form to the Requesting Common Stockholders, in the case of a Common Registration, or the Majority Holders, in the case of all other registrations, and also in each such case satisfactory to the underwriters, containing such representations and warranties by the Company and such other terms and provisions as are customarily contained in agreements of this type, including, without limitation, indemnities to the effect and to the extent provided in Section 9. The holders of Registrable Securities to be distributed by such underwriters shall be parties to such underwriting agreement and may, at their option, require that any or all of the representations and warranties by, and the agreements on the part of, the Company to and for the benefit of such underwriters be made to and for the benefit of such holders of Registrable Securities and that any or all of the conditions precedent to the obligations of such underwriters under such underwriting agreement shall also be conditions precedent to the obligations of such holders of Registrable Securities. No underwriting agreement (or other agreement in connection with such offering) shall require any holder of Registrable Securities to make any representations or warranties to or agreements with the Company or the


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underwriters other than representations, warranties or agreements regarding such holder, the ownership of such holder's Registrable Securities and such holder's intended method or methods of disposition and any other representation required by law or to furnish any indemnity to any Person which is broader than the indemnity furnished by such holder in Section 9.2.

         5.2      SELECTION OF UNDERWRITERS.

         If the Company at any time proposes to register any of its securities under the Securities Act for sale for its own account pursuant to an underwritten offering, the Company will have the right to select the managing underwriter (which shall be of nationally recognized standing) to administer the offering, but only with the approval of the Common Stockholders, such approval not to be unreasonably withheld, PROVIDED that the Requesting Common Stockholders, in the case of a Common Registration, will have the right to select the managing underwriter (which shall be of nationally recognized standing) to administer the offering, but only with the approval of the Company, such approval not to be unreasonably withheld.

6.       HOLDBACK AGREEMENTS.

                  (a) If and whenever the Company proposes to register any of its equity securities under the Securities Act for its own account (other than on Form S-4 or S-8 or any successor form) or is required to use its best efforts to effect the registration of any Registrable Securities under the Securities Act pursuant to Section 2 or 3, each holder of Registrable Securities agrees by acquisition of such Registrable Securities not to effect any public sale or distribution, including any sale pursuant to Rule 144 under the Securities Act, of any Registrable Securities within seven days prior to and 90 days (unless advised in writing by the managing underwriter that a longer period, not to exceed 180 days, is required) after the effective date of the registration statement relating to such registration, except as part of such registration.

                  (b) The Company agrees not to effect any public sale or distribution of its equity securities or securities convertible into or exchangeable or exercisable for any of such securities within seven days prior to and 90 days (unless advised in writing by the managing underwriter that a longer period, not to exceed 180 days, is required) after the effective date of such registration statement as described in
         Section 6(a) (except as part of such registration or pursuant to a registration on Form S-4 or S-8 or any successor form). In addition, if requested by the managing underwriter, the Company shall use its commercially reasonable best efforts to cause each holder of its equity securities or any securities convertible into or exchangeable or exercisable for any of such securities, whether outstanding on the date of this Agreement or issued at any time after the date of this Agreement (other than any such securities acquired in a public offering), to agree not to effect any such public sale or distribution of such securities during such period, except as part of any such registration if permitted, and to use its commercially reasonable efforts to cause each such holder to enter into a similar agreement to such effect with the Company.

7.       PREPARATION; REASONABLE INVESTIGATION.

         In connection with the preparation and filing of each registration statement registering Registrable Securities under the Securities Act, the Company will give the holders of such Registrable Securities so to be registered and their underwriters, if any, and their respective counsel and accountants the opportunity to participate in the preparation of such registration statement, each prospectus included therein or filed with the Commission, and each amendment thereof or supplement thereto, and will give each of them such access to the financial and other records, pertinent corporate documents and properties of the Company and its subsidiaries and such opportunities to discuss the business of the Company with its officers and the independent public accountants who have issued audit reports on its financial statements as shall be reasonably requested by such holders in connection with such registration statement.

8.       NO GRANT OF FUTURE REGISTRATION RIGHTS.

         The Company shall not grant any other demand or incidental registration rights to any other Person without the prior written consent of the Common Stockholders; provided, that the Company shall not grant demand or incidental registration rights which are senior to or inconsistent with the rights granted under this Agreement (it being understood that the neither the granting of demand registration rights nor pro rata incidental registration rights, each on terms comparable to the terms hereof is considered inconsistent with the terms hereof).

9.       INDEMNIFICATION.

         9.1      INDEMNIFICATION BY THE COMPANY.

         In the event of any registration of any Registrable Securities pursuant to this Agreement, the Company will indemnify and hold harmless (A) the seller of such Registrable Securities, (B) the directors, officers, partners, employees, agents and Affiliates of such seller, (C) each Person who participates as an underwriter in the offering or sale of such securities and
(D) each person, if any, who controls (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) any such seller, partner or underwriter against any and all losses, claims, damages or liabilities (or actions or proceedings in respect thereof), joint or several, directly or indirectly based upon or arising out of (I) any untrue statement or alleged untrue statement of a fact contained in any registration statement under which such Registrable Securities were registered under the Securities Act, any preliminary prospectus, final prospectus or summary prospectus contained therein or used in connection with the offering of securities covered thereby, or any amendment or supplement thereto, or (II) any omission or alleged omission to state a fact required to be stated therein or necessary to make the statements therein not misleading; and the Company will reimburse each such indemnified party for any legal or any other expenses reasonably incurred by them in connection with investigating, preparing, pursuing or defending any such loss, claim, damage, liability, action or proceeding, except insofar as any such loss, claim, damage, liability, action, proceeding or expense arises out of or is based upon an untrue statement or omission made in such registration statement, any such preliminary prospectus, final prospectus, summary prospectus, amendment or supplement in reliance upon and in conformity with written information furnished to the Company by such seller expressly for use in the preparation thereof. Such indemnity shall remain in full force and effect, regardless of any investigation made by such indemnified party. The indemnity agreement contained in this Section 9.1 shall not apply to amounts paid in settlement of any such loss, claim, damage, liability, action or proceeding if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld).

         9.2      INDEMNIFICATION BY THE SELLERS.

         The Company may require, as a condition to including any Registrable Securities of a prospective seller in any registration statement filed pursuant to Section 2 or 3 that the Company shall have received an undertaking satisfactory to it from each such prospective sellers of such Registrable Securities to indemnify and hold harmless, severally, not jointly, in the same manner and to the same extent as set forth in Section 9.1, the Company, its directors and officers and each person, if any, who controls (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) the Company with respect to any statement or alleged statement in or omission or alleged omission from such registration statement, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, if such statement or alleged statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by such seller expressly for use in the preparation of such registration statement, preliminary prospectus, final prospectus, summary prospectus, amendment or supplement. Such indemnity shall remain in full force and effect, regardless of any investigation made by or on behalf of the Company or any such director, officer or controlling Person. The indemnity agreement contained in this Section 9.2 shall not apply to amounts paid in settlement of any such loss, claim, damage, liability, action or proceeding if such settlement is effected without the consent of such seller (which consent shall not be unreasonably withheld). The Company and the holders of Registrable Securities hereby acknowledge and agree that for all purposes of this Agreement the only information furnished or to be furnished to the Company for use in any such registration statement, preliminary prospectus, final prospectus, summary prospectus, amendment or supplement are statements specifically relating to (A) transactions between such holder and its Affiliates, on the one hand, and the Company, on the other hand, (B) the beneficial ownership of shares of Common Stock by such holder and its Affiliates and (C) the name and address of such holder. The indemnity provided by each seller of Registrable Securities under this Section 9.2 shall be limited in amount to the net amount of proceeds actually received by such seller from the sale of Registrable Securities pursuant to such registration statement.

         9.3      NOTICES OF CLAIMS, ETC.

         Promptly after receipt by an indemnified party of notice of the commencement of any action or proceeding involving a claim referred to in the preceding paragraphs of this Section 9, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party, give written notice to the latter of the commencement of such action or proceeding, PROVIDED that the failure of any indemnified party to give notice as provided herein shall not relieve the indemnifying party of its obligations under the preceding paragraphs of this Section 9, except to the extent that the indemnifying party is materially prejudiced by such failure to give notice. In case any such action is brought against an indemnified party, the indemnifying party will be entitled to participate therein and to assume the defense thereof, jointly with any other indemnifying party similarly notified, to the extent that it may wish, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party for any legal or other expenses subsequently incurred by the latter in connection with the defense thereof except for the reasonable fees and expenses of any counsel retained by such indemnified party to monitor such action or proceeding. Notwithstanding the foregoing, if such indemnified party and the indemnifying party reasonably determine, based upon advice of their respective independent counsel, that a conflict of interest may exist between the indemnified party and the indemnifying party with respect to such action and that it is advisable for such indemnified party to be represented by separate counsel, such indemnified party may retain other counsel, reasonably satisfactory to the indemnifying party, to represent such indemnified party, and the indemnifying party shall pay all reasonable fees and expenses of such counsel. No indemnifying party, in the defense of any such claim or litigation, shall, except with the consent of such indemnified party, which consent shall not be unreasonably withheld, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect of such claim or litigation.

         9.4      OTHER INDEMNIFICATION.

         Indemnification similar to (but not broader than) that specified in the preceding paragraphs of this Section 9 (with appropriate modifications) shall be given by the Company and each seller of Registrable Securities with respect to any required registration (other than under the Securities Act) or other qualification of such Registrable Securities under any federal or state law or regulation of any governmental authority.

         9.5      INDEMNIFICATION PAYMENTS.

         Any indemnification required to be made by an indemnifying party pursuant to this Section 9 shall be made by periodic payments to the indemnified party during the course of the action or proceeding, as and when bills are received by such indemnifying party with respect to an indemnifiable loss, claim, damage, liability or expense incurred by such indemnified party.

         9.6      OTHER REMEDIES.

         If for any reason the foregoing indemnity is unavailable, or is insufficient to hold harmless an indemnified party, other than by reason of the exceptions provided therein, then the indemnifying party shall contribute to the amount paid or payable by the indemnified party as a result of such losses, claims, damages, liabilities, actions, proceedings or expenses in such proportion as is appropriate to reflect first, the relative faults of, and second, to the extent not determinable via fault, the relative benefits to, the indemnifying party on the one hand and the indemnified party on the other in connection with the offering of Registrable Securities and the statements or omissions or alleged statements or omissions which resulted in such loss, claim, damage, liability, action, proceeding or expense, as well as any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statements or omissions. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. No party shall be liable for contribution under this Section 9.6 except to the extent and under such circumstances as such party would have been liable to indemnify under this
Section 8 if such indemnification were enforceable under applicable law.

10.      MISCELLANEOUS.

         10.1     RULE 144 ETC.

         If the Company shall have filed a registration statement pursuant to the requirements of Section 12 of the Exchange Act or a registration statement pursuant to the requirements of the Securities Act relating to any class of equity securities, the Company will file the reports required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations adopted by the Commission thereunder, and will take such further action as any holder of Registrable Securities may reasonably request, all to the extent required from time to time to enable such holder to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by (A) Rule 144 under the Securities Act, as such rule may be amended from time to time, or (B) any successor rule or regulation adopted hereafter by the commission. Upon the request of any holder of Registrable Securities, the Company will deliver to such holder a written statement as to whether it has complied with such requirements.

         10.2     SUCCESSORS AND ASSIGNS.

         This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and permitted assigns. Notwithstanding anything herein to the contrary, the assignors or transferees of Registrable Securities shall not receive the benefit of being a Common Stockholder hereunder unless expressly consented to by the Company.

         10.3     STOCK SPLITS, ETC.

         Each holder of Registrable Securities agrees that it will vote to effect a stock split or combination with respect to any Registrable Securities in connection with any registration of such Registrable Securities hereunder, or otherwise, if the managing underwriter shall advise the Company in writing (or, in connection with an offering that is not underwritten, if an investment banker shall advise the Company in writing) that in its opinion such a stock split or combination would facilitate or increase the likelihood of success of the offering.

         10.4     AMENDMENT AND MODIFICATION.

         This Agreement may be amended, modified or supplemented by the Company with the written consent of the Common Stockholders.

         10.5     GOVERNING LAW.

         This Agreement and the rights and obligations of the parties hereunder and the Persons subject hereto shall be governed by, and construed and interpreted in accordance with, the law of the State of Colorado, without giving effect to the choice of law principles thereof.

         10.6     INVALIDITY OF PROVISION.

         The invalidity or unenforceability of any provision of this Agreement in any jurisdiction shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of this Agreement, including that provision, in any other jurisdiction.

         10.7     NOTICES.

         All notices, requests, demands, letters, waivers and other communications required or permitted to be given under this Agreement shall be in writing and shall be deemed to have been duly given if (A) delivered personally, (B) mailed, certified or registered mail with postage prepaid, (C) sent by next-day or overnight mail or delivery or (D) sent by fax as follows:

         (i) If to the Company, to it at:

             14001 E. Iliff Avenue, Suite 701
             Denver, Colorado  80014
             Attention:  President

         (ii) If to any other holder of Registrable Securities, to the address of such holder as set forth in the books and records of the Company or to such other person or address as any party shall specify by notice in writing to the Company. All such notices, requests, demands, letters, waivers and other communications shall be deemed to have been received (W) if by personal delivery on the day after such delivery, (X) if by certified or registered mail, on the fifth business day after the mailing thereof, (Y) if by next-day or overnight mail or delivery, on the day delivered or (Z) if by fax, on the next day following the day on which such fax was sent, provided that a copy is also sent by certified or registered mail.

         10.8     HEADINGS; EXECUTION IN COUNTERPARTS.

         The headings and captions contained herein are for convenience and shall not control or affect the meaning or construction of any provision hereof. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original and which together shall constitute one and the same instrument.

         10.9     INJUNCTIVE RELIEF.

         Each of the parties recognizes and agrees that money damages may be insufficient and, therefore, in the event of a breach of any provision of this Agreement the aggrieved party may elect to institute and prosecute proceedings in any court of competent jurisdiction to enforce specific performance or to enjoin the continuing breach of this Agreement. Such remedies shall, however, be cumulative and not exclusive, and shall be in addition to any other remedy which such party may have.

         10.10    ENTIRE AGREEMENT.

         This Agreement is intended by the parties hereto as a final expression of their agreement and intended to be a complete and exclusive statement of their agreement and understanding in respect of the subject matter contained herein and therein. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

         10.11    TERM.

         This Agreement shall be effective as of the date hereof and shall continue in effect thereafter until the earlier of (A) its termination by the consent of the parties hereto or their respective successors in interest and (B) the date on which no Registrable Securities (and no securities convertible into or exchangeable for Registrable Securities) remain outstanding.

                         [SIGNATURES ON FOLLOWING PAGES]

         IN WITNESS WHEREOF, the undersigned have caused their duly authorized representatives to execute this Agreement as of the date first above written.

                                          COMPANY:

                                          UCAP INCORPORATED.

                                          BY: /s/ Dan E. Moudy
                                             ------------------------------
                                          NAME:   Dan E. Moudy
                                               ----------------------------
                                          TITLE:  President
                                                ---------------------------


                                          THE LOYR FOUNDATION

                                          /s/ A. Beat Kranz
------------------------------------      ---------------------------------

------------------------------------

FACSIMILE NO.:  (___) ____________

                                          EUROPE CATALYST FUND

                                          /s/ Florian Homm
------------------------------------      ---------------------------------

------------------------------------

FACSIMILE NO.:  (___) ____________

                                          ABSOLUTE RETURN EUROPE FUND, LTD

                                          /s/ Florian Homm
------------------------------------      ---------------------------------

------------------------------------

FACSIMILE NO.:  (___) ____________\

                                   SCHEDULE I

COMMON STOCKHOLDERS:

The Loyr Foundation

Europe Catalyst Fund

Absolute Return Europe Fund, Ltd.